UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09005
Name of Registrant:	Vanguard Massachusetts Tax-Exempt Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2015 – November 30, 2016
Item 1: Reports to Shareholders

Annual Report | November 30, 2016

Vanguard Massachusetts Tax-Exempt Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
About Your Fund’s Expenses.	37
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended November 30, 2016, Vanguard Massachusetts Tax-Exempt
Fund returned –0.68%, slightly ahead of its benchmark index, which returned –0.82%.
The average return of its peer funds was –0.01%.

• The fund’s capital return of (–3.53%) was partially offset by its interest income (+2.85%).

• Bond markets fell late in the fiscal year. Longer-dated bonds saw the largest price declines. Because the fund is overweight in this category of bonds, most of its prior gains for the fiscal year were wiped out during this slump.

• For most of the fiscal year, municipal bonds enjoyed solid returns, thanks to strong demand. Concerns about global growth helped boost returns.

Total Returns: Fiscal Year Ended November 30, 2016
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	2.31%	4.30%	2.85%	-3.53%	-0.68%
Bloomberg Barclays MA Municipal Bond Index					-0.82
Massachusetts Municipal Debt Funds Average					-0.01

Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Total Returns: Ten Years Ended November 30, 2016
Average
Annual Return
Massachusetts Tax-Exempt Fund	3.82%
Bloomberg Barclays MA Municipal Bond Index	4.08
Massachusetts Municipal Debt Funds Average	3.29
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.16%	1.03%

The fund expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the fund’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Massachusetts Municipal Debt Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you’re like most investors, a big question on your mind is: What’s in store for the markets and the economy in 2017?

At Vanguard, we’re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won’t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom’s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets’ 12-month performance as of November 30, 2016, proved to be less dramatic. U.S. stocks and bonds posted returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor’s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We’re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we’re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008–09 financial crisis. We don’t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that’s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn’t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	8.88%	14.45%
Russell 2000 Index (Small-caps)	12.08	6.45	13.98
Russell 3000 Index (Broad U.S. market)	8.31	8.68	14.41
FTSE All-World ex US Index (International)	0.26	-1.76	4.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.17%	2.79%	2.43%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.22	3.64	3.43
Citigroup Three-Month U.S. Treasury Bill Index	0.25	0.08	0.07

CPI
Consumer Price Index	1.69%	1.17%	1.30%

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world’s largest economy remains firmly on a long-term-growth path of about 2% per year. That’s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard’s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard’s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team’s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3%–5% range after inflation. That’s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017
Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see page 6.

and the low-interest-rate environment. We don’t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5%–8% over the next decade. This outlook isn’t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box on page 5 for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they’re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future’s inherent unpredictability, it’s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 12, 2016

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s Investment Strategy Group.
The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S.
and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Advisor’s Report

For the 12 months ended November 30, 2016, Vanguard Massachusetts Tax-Exempt Fund returned –0.68%. The fund slightly surpassed its benchmark, the Bloomberg Barclays Massachusetts Municipal Bond Index, which returned –0.82%, but trailed its peer group, which had an average return of –0.01%.

The fund’s capital return was –3.53%, but its interest income return of 2.85% offset much of that negative result. With municipal bond prices falling toward the end of the period, the fund’s 30-day SEC yield climbed to 2.31% from 2.11% a year earlier (and from 1.60% six months earlier).

Please note: The fund is permitted to invest in bonds whose income is subject to the alternative minimum tax (AMT). However, as of the end of the period, it did not own any AMT bonds.

The investment environment

Overall municipal bond supply, which ran high at times, was matched for much of the fund’s fiscal year by solid demand from investors reaching for yield. That demand began to wane, however, and then dropped markedly after the U.S. presidential election as the markets began to anticipate faster growth and higher inflation. U.S. Treasury yields rose and prices fell, resulting in a

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2015	2016
2 years	0.72%	1.16%
5 years	1.26	1.85
10 years	2.02	2.52
30 years	2.96	3.26
Source: Vanguard.

negative price return which reduced total return to 1%. Municipal bonds as a whole saw even sharper movements and ended the period with a slightly negative return.

The Federal Reserve held to a slow and steady course toward normalizing monetary policy. In December 2015, for the first time in a decade, the Fed increased the target range for the federal funds rate, bumping it to 0.25%–0.50% from near zero. It cited considerable improvement in the labor market and its confidence that inflation would rise to its 2% objective. Market expectations for further hikes, however, were dampened in early 2016 by steep declines in commodity prices and weak economic growth, especially in China, and then in June by the uncertainty sparked by the United Kingdom’s vote to leave the European Union.

With a recovery in the financial markets by the end of the summer, however, and improving economic data, investors began anticipating another rate hike at the Fed’s December meeting. That anticipation was bolstered partly by third-quarter GDP. The U.S. economy posted weak results in the early part of your fund’s fiscal year, but showed a little more steam in the third quarter of 2016, growing 3.2%. Employment gains averaging around 180,000 per month in 2016 helped push the unemployment rate down to 4.6% in November while wages trended modestly higher. GDP growth, lower unemployment, and a rebound in commodity prices helped nudge inflation closer to the Fed’s 2% objective.

In Massachusetts, the unemployment rate declined from 4.9% to 3.3% over the period. The commonwealth’s economy has been growing faster than that of the United States as a whole, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Massachusetts climbed more than 5% between November 2015 and October 2016, while at the national level the index rose less than 3%. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.) Given the prominence of the higher education, health care, financial services, and technology sectors in Massachusetts, the state appears poised for continued expansion.

Tax revenue for the state fiscal year ended June 30, 2016, fell short of projections. However, the budget stayed balanced, in part thanks to mid-fiscal-year expenditure cuts and the diversion of revenue previously earmarked for the “rainy day” fund. At the end of fiscal year 2016, the amount of the rainy day fund—$1.25 billion—was essentially unchanged from 12 months earlier.

A budget gap of $300 million for fiscal year 2017 was identified in October. Recurring expenditures, spending on MassHealth (the state Medicaid program), and lower-than-expected sales-tax revenues accounted for the shortfall.

Massachusetts’ credit ratings from Moody’s, Fitch, and Standard & Poor’s remained unchanged during the fiscal year: Aa1 with a stable outlook from Moody’s, AA+ with a stable outlook from Fitch, and AA+ with a negative outlook from S&P. S&P had changed its outlook from stable to negative in November 2015, citing the commonwealth’s “decline in financial reserves over the past several years despite a prolonged period of economic expansion and generally positive revenue trends.” The agency also noted that this adjusted outlook reflected its expectation that the state would see a further decline in reserves “from currently adequate levels” in fiscal year 2016.

Management of the fund

Our investment process at Vanguard relies on risk management as we strive to add value through a diversified mix of strategies that include duration, yield-curve positioning, credit-quality decisions, and security selection. Vanguard’s experienced team of credit analysts perform an objective, complete, and independent analysis of the overall creditworthiness of every issuer of bonds we own or consider owning.

The fund’s AA-rated bonds and its bonds with maturities of 5–10 years helped its performance compared to its benchmark index. Its longer-dated A-rated bonds, however, hindered its relative performance.

Overall favorable security selection boosted the fund’s relative results. Our general obligation holdings, which held up better than their benchmark counterparts, offset weaker results among university revenue issues.

A look ahead

After the close of the period, the Fed raised the short-term rate by 25 basis points and hinted there may be three additional hikes in 2017. This aligns with our expectations that it will gradually raise rates in 2017, but leave the rate below 2% through at least 2018. The pace of future rate hikes is likely to depend on future economic growth. Although U.S. growth and inflation may modestly exceed expectations for the first time in five years, we expect economic growth to be modest and inflation to be tame, especially compared with prior periods of economic recovery.

The dollar will likely remain strong as long as central banks such as the Bank of Japan and the European Central Bank continue to maintain the accommodative monetary stances that have produced negative interest rates in those regions. In the United States, we continue to believe that the Fed is likely to continue its dovish tightening over the next several years.

Of course, market conditions could change, especially given the results of the U.S. presidential election and the possibility that job growth and inflation could exceed expectations. But we are confident that our team of experienced managers, analysts, and traders can handle whatever the market brings and find opportunities that will produce competitive returns.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Group

Marlin G. Brown, Portfolio Manager

Vanguard Fixed Income Group

December 16, 2016

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2016

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		MA	Barclays
		Municipal	Municipal
	Fund	Bond Index	Bond Index

Number of
Bonds	374	1,820	50,263

Yield to Maturity
(before
expenses)	2.8%	2.7%	2.8%

Average Coupon	4.7%	4.8%	4.8%

Average Duration	7.1 years	7.1 years	6.6 years

Average Stated
Maturity	16.3 years	12.9 years	12.8 years

Ticker Symbol	VMATX	—	—

Expense Ratio[1]	0.16%	—	—

30-Day SEC
Yield	2.31%	—	—
Short-Term
Reserves	3.6%	—	—

Volatility Measures
	Bloomberg	Bloomberg
	Barclays MA	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.99	0.99
Beta	1.12	1.18
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	5.3%
1 - 3 Years	3.7
3 - 5 Years	3.4
5 - 10 Years	10.7
10 - 20 Years	41.7
20 - 30 Years	32.9
Over 30 Years	2.3

Distribution by Credit Quality (% of portfolio)

AAA	13.8%
AA	62.5
A	14.1
BBB	9.3
Not Rated	0.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the expense ratio was 0.15%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through November 30, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Massachusetts Tax-Exempt Fund	-0.68%	3.46%	3.82%	$14,551
Bloomberg Barclays MA Municipal
• • • • • • • •
Bond Index	-0.82	3.10	4.08	14,921

– – – – Massachusetts Municipal Debt Funds
Average	-0.01	3.14	3.29	13,821
Bloomberg Barclays Municipal Bond
Index	-0.22	3.43	4.09	14,929
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through November 30, 2016
				Bloomberg
				Barclays MA
				Municipal
				Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.18%	-2.03%	2.15%	3.27%
2008	4.00	-6.72	-2.72	-1.30
2009	4.42	7.94	12.36	13.60
2010	3.80	-0.39	3.41	3.96
2011	3.76	2.56	6.32	6.41
2012	3.49	6.92	10.41	9.57
2013	3.02	-7.73	-4.71	-3.52
2014	3.48	5.84	9.32	7.72
2015	3.15	0.62	3.77	3.14
2016	2.85	-3.53	-0.68	-0.82

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	6.19%	4.65%	3.66%	0.93%	4.59%

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.9%)
Massachusetts (98.5%)
Boston MA GO	5.000%	2/1/24	2,345	2,676
Boston MA GO	5.000%	3/1/24	3,000	3,486
Boston MA GO	5.000%	4/1/28	1,940	2,277
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,091
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	5,684
1 Boston MA Water & Sewer Commission Revenue	5.000%	5/1/19 (Prere.)	3,725	4,043
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/19 (Prere.)	1,000	1,100
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/20	1,550	1,741
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	750	846
Braintree MA GO	5.000%	5/15/26	2,300	2,749
Cambridge MA GO	5.000%	1/1/23	850	971
Cambridge MA GO	4.000%	1/1/26	1,600	1,773
Cambridge MA GO	4.000%	1/1/27	1,000	1,099
Essex MA North Shore Agricultural & Technical
School District GO	4.000%	6/1/39	2,810	2,824
Holyoke MA GO	5.000%	9/1/30	1,690	1,885
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/31	2,285	2,803
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/41	7,430	8,258
Massachusetts Bay Transportation Authority
Revenue VRDO	0.590%	12/7/16	3,195	3,195
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/17 (Prere.)	1,020	575
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	77
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,073
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,220
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/23	4,000	4,655
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/23	2,825	3,333
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,464

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/27	5,950	7,109
Massachusetts Bay Transportation Authority
Sales Tax Revenue	4.000%	7/1/32	2,870	2,965
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/32	2,900	3,549
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	2,000	2,452
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	10,000	12,259
Massachusetts Bay Transportation Authority
Sales Tax Revenue	4.000%	7/1/35	1,980	2,022
Massachusetts Bay Transportation Authority
Sales Tax Revenue	4.000%	7/1/35	3,000	3,063
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/35	2,145	2,342
2 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.650%	12/7/16	2,881	2,880
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/26	2,875	3,276
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/29	2,000	2,247
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/32	2,500	2,770
Massachusetts Clean Water Trust Revenue	5.000%	2/1/28	3,000	3,482
Massachusetts Clean Water Trust Revenue	5.000%	2/1/29	405	480
Massachusetts Clean Water Trust Revenue	5.000%	2/1/30	405	476
Massachusetts Clean Water Trust Revenue	5.000%	2/1/35	3,000	3,391
Massachusetts Clean Water Trust Revenue	5.000%	2/1/45	2,085	2,331
Massachusetts College Building Authority
Revenue	0.000%	5/1/17 (10)	3,340	3,324
Massachusetts College Building Authority
Revenue	5.000%	5/1/25	1,100	1,253
Massachusetts College Building Authority
Revenue	5.000%	5/1/26	1,430	1,627
Massachusetts College Building Authority
Revenue	5.000%	5/1/27	1,200	1,366
Massachusetts College Building Authority
Revenue	4.000%	5/1/29	2,015	2,139
Massachusetts College Building Authority
Revenue	5.000%	5/1/29	1,500	1,650
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,075	1,201
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,610	1,769
Massachusetts College Building Authority
Revenue	5.000%	5/1/31	2,000	2,253
Massachusetts College Building Authority
Revenue	5.000%	5/1/36	4,000	4,414
Massachusetts College Building Authority
Revenue	5.000%	5/1/39	3,000	3,312
Massachusetts College Building Authority
Revenue	5.000%	5/1/41	5,000	5,494
Massachusetts College Building Authority
Revenue	5.000%	5/1/43	3,285	3,606

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	3,500	3,831
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/23	3,000	3,294
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	5,620	6,094
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/35	2,350	2,558
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/37	3,000	3,229
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	1,985	1,992
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	2,000	2,007
Massachusetts Development Finance Agency
Hospital Revenue (Cape Cod Healthcare
Obligated Group)	5.250%	11/15/36	5,130	5,657
Massachusetts Development Finance Agency
Revenue (Baystate Medical Obligated Group)	5.000%	7/1/34	1,500	1,637
Massachusetts Development Finance Agency
Revenue (Bentley University)	5.000%	7/1/40	3,000	3,279
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.000%	10/1/31	1,685	1,892
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	3,300	3,687
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.000%	10/1/46	1,500	1,635
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/22	2,000	2,227
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/28	1,250	1,353
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/29	1,500	1,617
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/30	1,430	1,535
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/31	1,250	1,339
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	544
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,175
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	470	543
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	2,995	3,459
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/29	2,535	2,723
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/29	3,100	3,367
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/30	2,450	2,633
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/31	4,245	4,545
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/34	1,510	1,592

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/37	1,000	1,047
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/44	12,000	12,492
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,670
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	1,856
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	10,000	10,200
Massachusetts Development Finance Agency
Revenue (Boston University)	4.000%	10/1/46	3,000	2,854
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/46	3,000	3,265
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/48	5,000	5,469
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/59 (10)	5,575	6,802
Massachusetts Development Finance Agency
Revenue (Broad Institute Inc.)	5.250%	4/1/37	4,000	4,435
Massachusetts Development Finance Agency
Revenue (CareGroup Inc.)	5.000%	7/1/28	3,000	3,444
Massachusetts Development Finance Agency
Revenue (CareGroup Inc.)	5.000%	7/1/32	1,000	1,110
Massachusetts Development Finance Agency
Revenue (CareGroup Inc.)	5.000%	7/1/33	1,000	1,106
Massachusetts Development Finance Agency
Revenue (CareGroup Inc.)	5.000%	7/1/37	1,000	1,098
Massachusetts Development Finance Agency
Revenue (CareGroup Inc.)	5.000%	7/1/38	1,000	1,097
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	645
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	595
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/34	2,440	2,751
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/46	4,000	4,460
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.000%	5/1/35	5,210	5,784
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,371
Massachusetts Development Finance Agency
Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/30	2,115	2,373
Massachusetts Development Finance Agency
Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/41	11,105	12,070
Massachusetts Development Finance Agency
Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/46	4,000	4,317
Massachusetts Development Finance Agency
Revenue (Deerfield Academy)	5.000%	10/1/40	4,665	5,146
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/18 (Prere.)	5,000	5,388
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/28	1,825	1,963

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/35	3,000	3,099
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	6,000	6,250
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/41	2,960	3,029
3 Massachusetts Development Finance Agency
Revenue (Emerson College)	5.250%	1/1/42	1,700	1,790
3 Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/47	4,330	4,430
Massachusetts Development Finance Agency
Revenue (Emmanuel College)	5.000%	10/1/43	4,000	4,100
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/20 (Prere.)	9,790	11,017
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/20 (Prere.)	740	833
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/20 (Prere.)	260	293
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/21 (Prere.)	11,000	12,466
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	7/15/33	5,340	6,227
Massachusetts Development Finance Agency
Revenue (Harvard University)	4.000%	7/15/36	3,500	3,610
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	7/15/36	2,000	2,449
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	7/15/40	21,000	25,841
Massachusetts Development Finance Agency
Revenue (Lahey Clinic Obligated Group)	5.000%	8/15/28	750	820
Massachusetts Development Finance Agency
Revenue (Lahey Clinic Obligated Group)	5.000%	8/15/40	1,750	1,906
Massachusetts Development Finance Agency
Revenue (Lahey Clinic Obligated Group)	5.000%	8/15/45	11,515	12,424
Massachusetts Development Finance Agency
Revenue (Loomis Obligated Group)	6.000%	1/1/33	4,000	4,327
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/37	4,800	5,024
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/44	4,650	4,840
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/19	175	190
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/21	300	338
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/23	250	288
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/26	1,380	1,548
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/31	400	446

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/32	300	333
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/37	450	493
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.000%	7/1/32	2,000	2,081
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.250%	7/1/42	1,470	1,533
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.125%	7/1/44	1,500	1,580
Massachusetts Development Finance Agency
Revenue (Milford Regional Medical Center)	5.625%	7/15/36	1,000	1,093
Massachusetts Development Finance Agency
Revenue (Milford Regional Medical Center)	5.750%	7/15/43	5,755	6,273
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,573
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/29	3,250	3,619
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/30	1,750	1,948
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/32	950	1,041
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/39	3,500	3,785
Massachusetts Development Finance Agency
Revenue (Olin College)	5.000%	11/1/38	6,000	6,615
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/28	2,000	2,248
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/29	6,000	6,942
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/30	1,500	1,664
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/31	5,705	6,338
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	4.000%	7/1/32	8,000	8,198
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/36	4,000	4,420
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/40	3,000	3,294
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,386
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/45	3,775	4,130
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/38	1,545	1,740
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/43	8,295	9,297
Massachusetts Development Finance Agency
Revenue (Seven Hills Foundation
Obligated Group)	5.000%	9/1/35	1,500	1,552
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.500%	10/1/28	1,000	1,132
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.125%	10/1/33	2,000	2,138

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.000%	10/1/36	2,250	2,366
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/39	3,000	3,248
Massachusetts Development Finance Agency
Revenue (South Shore Hospital Inc.)	5.000%	7/1/41	2,000	2,162
Massachusetts Development Finance Agency
Revenue (Southcoast Health System
Obligated Group)	5.000%	7/1/27	1,550	1,723
Massachusetts Development Finance Agency
Revenue (Sterling & Francine Clark Art Institute)	5.000%	7/1/34	1,000	1,122
Massachusetts Development Finance Agency
Revenue (Sterling & Francine Clark Art Institute)	5.000%	7/1/35	2,000	2,240
Massachusetts Development Finance Agency
Revenue (Sterling & Francine Clark Art Institute)	4.000%	7/1/41	4,000	3,963
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	3,144
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	3,123
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.250%	1/1/27	3,545	4,008
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	7.250%	1/1/32	4,500	5,247
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.750%	1/1/36	850	966
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,283
Massachusetts Development Finance Agency
Revenue (Tufts University)	5.000%	8/15/38	1,000	1,116
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.125%	7/1/26	2,750	3,002
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.000%	7/1/31	1,000	1,082
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.500%	7/1/31	5,500	6,001
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.000%	7/1/41	700	736
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.000%	7/1/46	1,355	1,421
Massachusetts Development Finance Agency
Revenue (Wellesley College)	5.000%	7/1/42	2,000	2,229
Massachusetts Development Finance Agency
Revenue (Western New England University)	5.000%	9/1/45	2,825	2,949
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/18 (Prere.)	2,350	2,449
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/35	1,720	1,896
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36	1,000	1,099
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	2,650	2,729
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	0.000%	1/1/38 (12)	5,000	2,178
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	0.000%	1/1/39 (12)	5,000	2,089

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/33	5,600	6,392
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/38	4,000	4,467
Massachusetts Development Finance Agency
Revenue (Worcester Polytechnic Institute)	5.000%	9/1/50	2,650	2,857
Massachusetts Development Finance Agency
Revenue (Worcester Polytechnic Institute)	5.000%	9/1/52	9,095	9,823
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/34	1,295	1,432
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	6,470	7,119
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	1,000	1,100
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,011
Massachusetts Federal Highway GAN
(Accelerated Bridge Program)	5.000%	6/15/26	3,000	3,421
Massachusetts Federal Highway Revenue	5.000%	6/15/27	6,000	6,946
Massachusetts GO	5.000%	8/1/17 (Prere.)	1,250	1,285
Massachusetts GO	5.250%	8/1/17 (Prere.)	1,500	1,544
Massachusetts GO	5.500%	11/1/17	3,000	3,125
Massachusetts GO	5.000%	7/1/19 (Prere.)	780	850
Massachusetts GO	5.500%	8/1/19	5,000	5,512
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,217
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,108
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,168
Massachusetts GO	5.000%	8/1/21 (Prere.)	2,000	2,282
Massachusetts GO	5.250%	8/1/22	5,000	5,823
Massachusetts GO	5.000%	5/1/23	2,500	2,902
Massachusetts GO	5.250%	8/1/23	1,000	1,181
Massachusetts GO	5.000%	11/1/23	4,000	4,622
Massachusetts GO	5.000%	7/1/24	5,765	6,586
Massachusetts GO	5.000%	11/1/24	3,500	4,024
Massachusetts GO	5.000%	7/1/25	9,000	10,282
Massachusetts GO	5.000%	7/1/26	9,000	10,259
Massachusetts GO	5.000%	8/1/26	6,500	7,317
Massachusetts GO	5.000%	7/1/27	10,000	12,131
Massachusetts GO	5.000%	7/1/28	10,740	12,630
Massachusetts GO	5.000%	7/1/29	4,900	5,724
Massachusetts GO	5.000%	7/1/30	560	651
Massachusetts GO	5.500%	8/1/30 (2)	7,000	8,789
Massachusetts GO	5.000%	7/1/32	3,460	3,980
Massachusetts GO	4.000%	8/1/32	5,000	5,194
Massachusetts GO	5.000%	7/1/33	5,215	5,961
Massachusetts GO	5.000%	7/1/34	5,000	5,685
Massachusetts GO	4.000%	5/1/35	5,000	5,114
Massachusetts GO	5.000%	7/1/35	4,000	4,505
Massachusetts GO	5.000%	7/1/35	5,000	5,667
Massachusetts GO	5.000%	7/1/36	4,000	4,520
Massachusetts GO	5.000%	8/1/36	9,000	10,013
Massachusetts GO	5.000%	7/1/37	500	561
Massachusetts GO	5.000%	8/1/37	5,000	5,551
Massachusetts GO	5.000%	7/1/38	5,000	5,628
Massachusetts GO	5.000%	7/1/40	8,000	8,940

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	3/1/41	8,000	8,854
Massachusetts GO	4.000%	9/1/41	3,000	2,972
Massachusetts GO	4.000%	9/1/42	6,900	6,878
Massachusetts GO	4.000%	6/1/43	7,820	7,944
Massachusetts GO	4.500%	8/1/43	3,705	3,954
Massachusetts GO	4.000%	5/1/45	10,000	10,090
Massachusetts GO	5.000%	7/1/45	2,000	2,221
2 Massachusetts GO TOB VRDO	0.580%	12/1/16 LOC	25,000	25,000
2 Massachusetts GO TOB VRDO	0.580%	12/1/16 LOC	12,300	12,300
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/18 (Prere.)	315	333
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/18 (Prere.)	2,575	2,724
Massachusetts Health & Educational Facilities
Authority Revenue (CareGroup)	5.000%	7/1/18 (Prere.)	2,000	2,120
Massachusetts Health & Educational Facilities
Authority Revenue (CareGroup)	5.125%	7/1/18 (Prere.)	3,500	3,717
Massachusetts Health & Educational Facilities
Authority Revenue (CareGroup)	5.125%	7/1/18 (Prere.)	3,015	3,202
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,356
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital) VRDO	0.580%	12/1/16 LOC	600	600
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,257
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	10/1/17 (Prere.)	1,405	1,453
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/19 (Prere.)	810	895
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/19 (Prere.)	925	1,022
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	3,450
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/19 (Prere.)	2,080	2,257
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/19 (Prere.)	1,650	1,790
1 Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.500%	7/1/18 (Prere.)	1,000	1,067
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	3,000	3,718
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,268
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,645
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/32	1,000	1,097
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,160
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	10,000	10,874
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.000%	7/1/39	500	536

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
TOB VRDO	0.580%	12/7/16	3,800	3,800
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.590%	12/7/16	3,700	3,700
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	6,257
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/22	1,400	1,611
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,240
Massachusetts Health & Educational Facilities
Authority Revenue (UMass Memorial Medical
Center)	5.000%	7/1/21	100	109
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	2,840	3,061
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.650%	12/1/41	3,370	3,403
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.750%	12/1/41	1,005	1,013
Massachusetts Housing Finance Agency Single
Family Housing Revenue	3.500%	6/1/42	1,045	1,082
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	12/1/43	2,845	2,949
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	12/1/44	2,865	2,960
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	6/1/45	1,475	1,544
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	3,000	3,072
Massachusetts Port Authority Revenue	5.000%	7/1/25	1,230	1,404
Massachusetts Port Authority Revenue	5.000%	7/1/30	2,000	2,243
Massachusetts Port Authority Revenue	5.000%	7/1/31	1,800	2,018
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,650	5,188
Massachusetts Port Authority Revenue	5.000%	7/1/34	3,845	4,289
Massachusetts Port Authority Revenue	5.000%	7/1/35	1,500	1,680
Massachusetts Port Authority Revenue	5.000%	7/1/40	6,850	7,612
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/17 (Prere.)	20	21
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/22	5,000	5,766
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/25	3,110	3,561
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/26	5,000	5,713
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27	10,000	11,426
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/28	7,250	8,239
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/29	11,450	12,973
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	11/15/29	2,400	2,809
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	8,000	9,030

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	11/15/30	4,700	5,469
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	11/15/31	7,855	9,103
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	8/15/32	4,000	4,125
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/32	2,400	2,675
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	11/15/34	2,000	2,262
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	11/15/34	10,000	11,414
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	10,000	11,298
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	8/15/36	5,000	5,081
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	1/15/37	3,000	3,037
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	11/15/37	5,000	5,617
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	5/15/38	2,660	2,937
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	11/15/46	4,700	4,643
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	11/15/46	5,000	5,613
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/27 (14)	13,000	15,634
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/28 (14)	3,750	4,534
Massachusetts Health & Education Facilities
Authority	5.000%	10/1/17 (Prere.)	1,635	1,691
Massachusetts Health & Education Facilities
Authority	5.000%	10/1/26	120	124
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/21 (Prere.)	2,000	2,272
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/33	2,050	2,269
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	4.000%	6/1/37	1,960	2,010
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/38	2,750	3,044
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/43	5,000	5,523
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/44	5,000	5,557
Massachusetts Transportation Fund Revenue
(Rail Enhancement Program)	5.000%	6/1/40	5,000	5,626
Massachusetts Transportation Fund Revenue
(Rail Enhancement Program)	4.000%	6/1/45	7,300	7,379
Massachusetts Transportation Fund Revenue
(Rail Enhancement Program)	5.000%	6/1/45	5,640	6,319
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,825

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	4,012
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	6,095	4,405
Massachusetts Water Pollution Abatement Trust
Revenue	5.250%	8/1/17	540	542
Massachusetts Water Pollution Abatement Trust
Revenue	5.000%	8/1/22	3,000	3,478
Massachusetts Water Pollution Abatement Trust
Revenue	5.000%	8/1/27	8,000	9,388
Massachusetts Water Pollution Abatement Trust
Revenue	5.000%	8/1/28	975	1,138
Massachusetts Water Pollution Abatement Trust
Revenue	5.250%	8/1/29	1,520	1,886
Massachusetts Water Pollution Abatement Trust
Revenue	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement Trust
Revenue	5.000%	8/1/32	2,415	2,670
Massachusetts Water Pollution Abatement Trust
Revenue	5.000%	8/1/32	5,685	6,140
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/17 (Prere.)	500	514
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/17 (Prere.)	875	899
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/19 (Prere.)	2,950	3,221
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/20 (Prere.)	2,775	3,106
1 Massachusetts Water Resources Authority
Revenue	5.000%	8/1/20 (Prere.)	500	560
Massachusetts Water Resources Authority
Revenue	5.500%	8/1/20 (4)	1,000	1,135
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/21 (Prere.)	180	205
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/21 (Prere.)	820	935
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/22 (Prere.)	2,400	2,786
Massachusetts Water Resources Authority
Revenue	5.500%	8/1/22 (4)	1,490	1,764
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/27	2,000	2,225
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/27	5,000	5,920
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/28	800	942
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/29	6,000	6,720
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/31	2,270	2,618
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/31 (4)	1,000	1,228
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/32	5,000	5,734

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/34 (14)	7,500	7,672
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/35 (14)	13,025	13,325
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/35 (4)	6,310	7,697
Massachusetts Water Resources Authority
Revenue	4.000%	8/1/36	7,200	7,345
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	2,710	3,009
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/40	2,690	3,023
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/40	9,860	11,081
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/42	1,000	1,102
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/42	10,000	11,250
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/44	8,000	8,823
Massachusetts Water Resources Authority
Revenue VRDO	0.570%	12/7/16	1,100	1,100
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.000%	7/1/31	1,000	1,098
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.250%	7/1/36	7,000	7,800
Scituate MA GO	4.000%	9/15/39	3,000	3,028
University of Massachusetts Building Authority
Revenue	5.000%	11/1/31	2,500	2,851
University of Massachusetts Building Authority
Revenue	5.000%	11/1/32	4,060	4,610
University of Massachusetts Building Authority
Revenue	5.000%	5/1/38 (4)	1,615	1,687
University of Massachusetts Building Authority
Revenue	5.000%	5/1/38	2,000	2,194
University of Massachusetts Building Authority
Revenue	5.000%	11/1/39	6,695	7,478
University of Massachusetts Building Authority
Revenue	5.000%	11/1/39	3,000	3,309
University of Massachusetts Building Authority
Revenue	5.000%	11/1/40	3,000	3,340
University of Massachusetts Building Authority
Revenue	5.000%	11/1/44	3,365	3,697
Worcester MA GO	5.250%	8/15/21 (14)	315	316
				1,436,958
Guam (0.4%)
Guam Government Business Privilege Tax
Revenue	5.000%	11/15/33	3,000	3,210
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,250	2,446
				5,656
Total Tax-Exempt Municipal Bonds (Cost $1,440,805)				1,442,614

Massachusetts Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (1.1%)
Other Assets
Investment in Vanguard	118
Receivables for Investment Securities Sold	4,865
Receivables for Accrued Income	18,833
Receivables for Capital Shares Issued	2,698
Other Assets	155
Total Other Assets	26,669
Liabilities
Payables for Investment Securities Purchased	(6,320)
Payables for Capital Shares Redeemed	(1,990)
Payables for Distributions	(924)
Payables to Vanguard	(1,131)
Other Liabilities	(177)
Total Liabilities	(10,542)
Net Assets (100%)
Applicable to 139,278,345 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,458,741
Net Asset Value Per Share	$10.47

At November 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,450,220
Undistributed Net Investment Income	1
Accumulated Net Realized Gains	6,767
Unrealized Appreciation (Depreciation)
Investment Securities	1,809
Futures Contracts	(56)
Net Assets	1,458,741

• See Note A in Notes to Financial Statements.
1 Securities with a value of $875,000 have been segregated as initial margin for open futures contracts.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate value of these securities was $43,980,000, representing 3.0% of net assets.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2016.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
(18) SBLF (Michigan School Bond Loan Fund).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2016
($000)
Investment Income
Income
Interest	44,376
Total Income	44,376
Expenses
The Vanguard Group—Note B
Investment Advisory Services	155
Management and Administrative	1,665
Marketing and Distribution	292
Custodian Fees	19
Auditing Fees	35
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	2,178
Net Investment Income	42,198
Realized Net Gain (Loss)
Investment Securities Sold	9,090
Futures Contracts	(740)
Realized Net Gain (Loss)	8,350
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(65,424)
Futures Contracts	(56)
Change in Unrealized Appreciation (Depreciation)	(65,480)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,932)

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,198	37,794
Realized Net Gain (Loss)	8,350	2,279
Change in Unrealized Appreciation (Depreciation)	(65,480)	5,073
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,932)	45,146
Distributions
Net Investment Income	(42,165)	(37,794)
Realized Capital Gain[1]	(2,006)	(7,117)
Total Distributions	(44,171)	(44,911)
Capital Share Transactions
Issued	386,397	242,766
Issued in Lieu of Cash Distributions	32,506	32,933
Redeemed	(187,088)	(138,306)
Net Increase (Decrease) from Capital Share Transactions	231,815	137,393
Total Increase (Decrease)	172,712	137,628
Net Assets
Beginning of Period	1,286,029	1,148,401
End of Period[2]	1,458,741	1,286,029
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $204,000 and $1,785,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.87	$10.87	$10.27	$11.13	$10.41
Investment Operations
Net Investment Income	.323	.334	.345	.340	.349
Net Realized and Unrealized Gain (Loss)
on Investments	(.383)	.067	.600	(.860)	.720
Total from Investment Operations	(. 060)	. 401	. 945	(. 520)	1.069
Distributions
Dividends from Net Investment Income	(. 323)	(. 334)	(. 345)	(. 340)	(. 349)
Distributions from Realized Capital Gains	(.017)	(.067)	—	—	—
Total Distributions	(. 340)	(. 401)	(. 345)	(. 340)	(. 349)
Net Asset Value, End of Period	$10.47	$10.87	$10.87	$10.27	$11.13

Total Return[1]	-0.68%	3.77%	9.32%	-4.71%	10.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,459	$1,286	$1,148	$1,001	$1,127
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.91%	3.09%	3.24%	3.21%	3.22%
Portfolio Turnover Rate	25%	15%	27%	36%	13%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of
1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange
(generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’
primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-
house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of
Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Massachusetts Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2016, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2016, the fund had contributed to Vanguard capital in the amount of $118,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Massachusetts Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,442,614	—
Futures Contracts—Liabilities[1]	(177)	—	—
Total	(177)	1,442,614	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2017	197	23,215	(48)
30-Year U.S. Treasury Bond	March 2017	50	7,564	(8)
				(56)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $761,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2016, the fund had short-term and long-term capital gains of $584,000 and $6,860,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2016, the cost of investment securities for tax purposes was $1,441,538,000. Net unrealized appreciation of investment securities for tax purposes was $1,076,000, consisting of unrealized gains of $35,425,000 on securities that had risen in value since their purchase and $34,349,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2016, the fund purchased $580,458,000 of investment securities and sold $335,423,000 of investment securities, other than temporary cash investments.

Massachusetts Tax-Exempt Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2016, such purchases and sales were $154,985,000 and $176,414,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	35,040	22,432
Issued in Lieu of Cash Distributions	2,947	3,042
Redeemed	(17,064)	(12,798)
Net Increase (Decrease) in Shares Outstanding	20,923	12,676

H. Management has determined that no material events or transactions occurred subsequent to November 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of
Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (constituting Vanguard Massachusetts
Tax-Exempt Funds, hereafter referred to as the “Fund”) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 12, 2017

Special 2016 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,502,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2016	11/30/2016	Period
Based on Actual Fund Return	$1,000.00	$956.87	$0.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.30	0.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The Vanguard Municipal Bond Funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and
Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Municipal Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Municipal Bond Funds particularly or the ability of the Bloomberg Barclays
Indices to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard
Municipal Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the Vanguard Municipal
Bond Funds is the licensing of the Bloomberg Barclays Indices, which are determined, composed, and calculated by Barclays without regard to Vanguard or the Vanguard Municipal Bond Funds or any owners or purchasers of the Vanguard Municipal
Bond Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Municipal Bond Funds, or the owners of the Vanguard Municipal Bond Funds into consideration in determining, composing, or calculating the Bloomberg Barclays
Indices. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard Municipal Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the Vanguard Municipal Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE
INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES
NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD MUNICIPAL
BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN
CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT
TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY
INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA
INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY
INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2016: $35,000
Fiscal Year Ended November 30, 2015: $34,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2016: $9,629,849
Fiscal Year Ended November 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2016: $2,717,627
Fiscal Year Ended November 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2016: $254,050
Fiscal Year Ended November 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2016: $214,225
Fiscal Year Ended November 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2016: $468,275
Fiscal Year Ended November 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 17, 2017
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 17, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.